PIPER JAFFRAY COMPANIES INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         The undersigned director and/or officer of Piper Jaffray Companies Inc., a Delaware corporation, does hereby make, constitute and appoint David E. Rosedahl and Deborah K. Roesler, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a registration Statement or Registration Statements, on Form S-8 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Act of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Stock Investment Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4 day of April, 1997.




                                              /s/ Ralph Burnet
                                              Ralph Burnet



                          PIPER JAFFRAY COMPANIES INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         The undersigned director and/or officer of Piper Jaffray Companies Inc., a Delaware corporation, does hereby make, constitute and appoint David E. Rosedahl and Deborah K. Roesler, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a registration Statement or Registration Statements, on Form S-8 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Act of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Stock Investment Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4 day of April, 1997.




                                                 /s/ Andrew Duff
                                                 Andrew Duff



                          PIPER JAFFRAY COMPANIES INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         The undersigned director and/or officer of Piper Jaffray Companies Inc., a Delaware corporation, does hereby make, constitute and appoint David E. Rosedahl and Deborah K. Roesler, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a registration Statement or Registration Statements, on Form S-8 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Act of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Stock Investment Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4 day of April, 1997.




                                                   /s/ William H.  Ellis
                                                   William H.  Ellis



                          PIPER JAFFRAY COMPANIES INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         The undersigned director and/or officer of Piper Jaffray Companies Inc., a Delaware corporation, does hereby make, constitute and appoint David E. Rosedahl and Deborah K. Roesler, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a registration Statement or Registration Statements, on Form S-8 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Act of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Stock Investment Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4 day of April, 1997.




                                               /s/ Kathy Halbreich
                                               Kathy Halbreich



                          PIPER JAFFRAY COMPANIES INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         The undersigned director and/or officer of Piper Jaffray Companies Inc., a Delaware corporation, does hereby make, constitute and appoint David E. Rosedahl and Deborah K. Roesler, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a registration Statement or Registration Statements, on Form S-8 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Act of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Stock Investment Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4 day of April, 1997.




                                                 /s/ Addison L. Piper
                                                 Addison L. Piper



                          PIPER JAFFRAY COMPANIES INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         The undersigned director and/or officer of Piper Jaffray Companies Inc., a Delaware corporation, does hereby make, constitute and appoint David E. Rosedahl and Deborah K. Roesler, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a registration Statement or Registration Statements, on Form S-8 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Act of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Stock Investment Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4 day of April, 1997.




                                              /s/ Robert  Slifka
                                              Robert Slifka



                          PIPER JAFFRAY COMPANIES INC.

                                POWER OF ATTORNEY
                           OF DIRECTOR AND/OR OFFICER


         The undersigned director and/or officer of Piper Jaffray Companies Inc., a Delaware corporation, does hereby make, constitute and appoint David E. Rosedahl and Deborah K. Roesler, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a registration Statement or Registration Statements, on Form S-8 or other applicable form, and any or all amendments, including post-effective amendments, thereto, and all registration statements for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Act of shares of Common Stock of said Corporation authorized for issuance under said Corporation's Stock Investment Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or incidental to the performance and execution of the powers herein expressly granted, to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 4 day of April, 1997.




                                             /s/ David Stanley
                                             David Stanley